GOODWILL	12 Months Ended
Dec. 31, 2011
GOODWILL
GOODWILL

10. GOODWILL

        The following summarizes the changes in goodwill allocated to the Group's reportable segments (Note 26) as of December 31, 2010 and 2011 (in RMB thousands):

	Company-Owned Brokerage Services	Franchise Services	Primary and Commercial Services	Total
Balance as of January 1, 2010	7,911	1,370	—	9,281
Acquisitions	—	7,326	—	7,326
Balance as of December 31, 2010	7,911	8,696	—	16,607
Acquisitions	—	—	128,705	128,705
Impairments	(4,374)	—	(26,240)	(30,614)

Balance as of December 31, 2011	3,537	8,696	102,465	114,698

        Goodwill impairment losses for the year ended December 31, 2011 were RMB30.6 million (US$4.9 million), including a RMB4.4 million (US$0.7 million) impairment loss from the Shenzhen subsidiary acquired in July 2008 and a RMB26.2 million (US$4.2 million) impairment loss from SG International Investments Limited (Note 9(b)), as a result of the decline in the business conditions of the related entities due to the continuing nationwide slowdown in the real estate market. The goodwill impairment loss was determined using the two-step method described in note 2(q) and the fair values of the respective reporting units were determined using the discounted cash flow approach. The discounted cash flows were based on assumptions consistent with the strategic plan used to manage the underlying business. The Company made adjustments to the cash flows and discount rate to reflect the significantly lower fair value of the reporting units implied by the Company's share price after allowing for share price volatility. The valuation, incorporating these adjustments, was based on a nine year cash flow model with a long term growth rate of 3%, a discount rate of 16% and a terminal value based primarily on the discount and growth rates.